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                               CMG CORE BOND FUND
                                  (the "Fund")
          Supplement to the Fund's Statement of Additional Information
                             dated December 1, 2005

The following language is added as the final paragraph to the section "PURCHASE, REDEMPTION AND PRICING OF SHARES: Purchases":

     In addition to cash, a Fund may accept securities as payment for Fund shares at the applicable net asset value. A Fund will only accept securities if CMA determines that such securities are an appropriate investment for the Fund and in an amount consistent with efficient management.


                                                              February 15, 2006